UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 3, 2003


                          21st Century Insurance Group
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                         0-6964                 95-1935264
(STATE OR OTHER JURISDICTION             (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO)

    6301 Owensmouth Avenue
  Woodland Hills, California                                         91367
(ADDRESS OF PRINCIPAL EXECUTIVE                                    (ZIP CODE)
         OFFICES)


Registrant's telephone number, including area code     (818) 704-3700


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

          On December 3, 2003, the Registrant issued a press release announcing that it intends, subject to market and other customary conditions, to privately offer up to $100 million principal amount of senior notes due 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               99.1  Press Release of the Registrant issued on December 3, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY INSURANCE GROUP


Date: December 4, 2003            By:   /s/ Michael J. Cassanego
                                     -------------------------------------------
                                        Name:  Michael J. Cassanego
                                        Title: Senior Vice President and General
                                               Counsel

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
                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release of the Registrant, issued on December 3, 2003.


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